                                    Form S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
            --------------------------------------------------------

                                  Lodgian, Inc.
             (Exact name of registrant as specified in its charter)


                  Delaware                                   65-0350241
(State or other jurisdiction of incorporation             (I.R.S. Employer
               or organization)                           Identification No.)

                       3445 Peachtree Road NE., Suite 700
                                Atlanta, GA 30326
           (Address of principal executive offices, including zip code)
           ------------------------------------------------------------

                           Lodgian, Inc., 401(k) Plan
                              (Full title of Plan)

                               Karyn A. Gutierrez
              Executive Vice President and Chief Operating Officer
                                  Lodgian, Inc.
                       3445 Peachtree Road NE., Suite 700
                                Atlanta, GA 30326
                                  404-364-9400
                      (Name, address and telephone number,
                   including area code of agent for service)

                                 With a Copy To:
                              Michael C. Ryan, Esq.
                          Cadwalader, Wickersham & Taft
                                 100 Maiden Lane
                               New York, NY 10038

                         CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------------------------
                                                               Proposed          Proposed
                                                               maximum           maximum           Amount of
Title of securities to be           Amount to be               offering price    aggregate         registration
registered(1)                       registered                 per share(2)      offering price    fee
----------------------------------------------------------------------------------------------------------------
Common Stock, par
value $.01 per share                1,500,000 shares           $0.45             $675,000          $168.75
----------------------------------------------------------------------------------------------------------------

(1) In addition, pursuant to Rule 416 (c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

(2) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(h) on the basis of the average of the high and low prices of the Common Stock as reported on the New York Stock Exchange on August 20, 2001.


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

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10 (A) PROSPECTUS

         The documents containing the information specified in Part I of Form S-8 will be sent or given to participating officers and employees as specified by Rule 428 (b) (1) of the Securities Act of 1933, as amended (the "Securities Act"). The documents and the documents incorporated by reference in this Registration Statement pursuant to Item 3 of Part II below, taken together, constitute a prospectus that meets the requirements of Section 10 (a) of the Securities Act.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.           Incorporation of Documents by Reference

         The following documents filed by Lodgian, Inc. (the "Registrant") with the Securities and Exchange Commission (the "SEC") are incorporated herein by this reference:

                  1. The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.
                  2. The Registrant's Annual Report of Employee Stock Purchase Plans on Form 11-K for the fiscal year ended December 31, 2000.
                  3. The Registrant's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2001 and June 30, 2001.
                  4.       The Registrant's Report on Form 8-K, dated August 31,
                           2000.
                  5. The description of the Registrant's common stock, $.01 par value per share, contained in the Registrant's Form 8-A, dated September 29, 1998.

         All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 4.           Description of Securities

                  Not applicable.

Item 5.           Interests of Named Experts and Counsel

                  Not applicable.

Item 6.           Indemnification of Directors and Officers

                  The Registrant's Restated Certificate of Incorporation and Restated Bylaws provide for the indemnification of, and the advancement of expenses to, the directors, officers, employees and agents of the Registrant to the fullest extent permitted by Delaware law from time to time and the Bylaws provide for various procedures relating thereto. Under Delaware law, directors, officers, employees and agents of the Registrant may be indemnified against amounts paid in judgements, settlements, penalties, fines and expenses actually and reasonably incurred with respect to proceedings (other than an action by or in the right of the Registrant, such as a "derivative action") if they acted in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the Registrant and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard of care is applied in the case of a derivative action, except that indemnification only extends to


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

expenses (including attorney's fees) incurred in connection with the defense or settlement of such an action. However, court approval is required before there can be any indemnification of expenses where the person seeking indemnification has been found liable to the Company.

Under Delaware law, expenses incurred by an officer or a director in defending a civil or criminal proceeding may be paid by the Registrant upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall be determined that the officer or director is not entitled to indemnification.

Indemnification and advancement of expenses continues as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

The Registrant may purchase and maintain an insurance policy insuring its directors, officers, employees and agents against liability for certain acts and omissions while acting in their official capacity.

Item 7.           Exemption from Registration Claimed

                  Not applicable.

Item 8.           Exhibits(1)

         4.1      Restated Certificate of Incorporation of the Registrant
                  (incorporated by reference to Appendix G of the Registrant's
                  Registration Statement on Form S-4, filed July 17, 1998, as amended.)

         4.2 Restated Bylaws of the Registrant (incorporated by reference to Appendix H of the Registrant's Registration Statement on
                  Form S-4, filed July 17, 1998, as amended).

         4.3      Registration Rights Agreement among Lodgian Capital Trust
                  Inc., Servico, Inc., and NationsBanc Montgomery Securities,
                  LLC (incorporated by reference to exhibits and appendices to the Registrant's Registration Statement on Form S-4, as amended, filed on July 17, 1998).

         4.4 Registration and Rights Agreement between Lodgian, Inc., and certain unitholders of Impac Hotel Group, LLC (incorporated by reference to exhibits and appendices to the Registrant's
                  Registration Statement on Form S-4, as amended, filed on July
                  17, 1998).

         4.5      Registration of Rights Agreement to purchase participating
                  Preferred Stock between the Registrant and First Union - as
                  Rights Agent (incorporated by reference to the Registrant's
                  Form 8 A dated April 1, 1999).

         4.6      Lodgian, Inc., 401(k) Plan

         23.1     Consent of Independent Certified Public Accountants.

         24.1 Powers of Attorney (included as part of the Signature Page of this Registration Statement).

--------------
(1) In lieu of an opinion of counsel concerning compliance with the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and that the Plan is qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"), the Registrant hereby undertakes that it has submitted the Plan and any amendments thereto to the Internal Revenue Service ("IRS") in a timely manner and it has made all changes as required by the IRS in order to qualify the Plan.


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

Item 9.           Undertakings

                  (a)      The Registrant hereby undertakes:

                           (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                                    (i)      To include any prospectus required
                                             by Section 10 (a) (3) of the
                                             Securities Act;
                                    (ii)     To reflect in the prospectus any
                                             facts or events arising after the
                                             effective date of this Registration
                                             Statement (or the most recent
                                             post-effective amendment thereof)
                                             which, individually or in the
                                             aggregate, represent a fundamental
                                             change in the information set forth
                                             in this Registration Statement.
                                             Notwithstanding the foregoing, any
                                             increase or decrease in volume of
                                             securities offered (if the total
                                             dollar value of securities offered
                                             would not exceed that which was
                                             registered) and any deviation from
                                             the low or high end of the
                                             estimated maximum offering range
                                             may be reflected in the form of
                                             prospectus filed with the
                                             Commission pursuant to Rule 424 (b)
                                             if, in the aggregate, the changes
                                             in volume and price represent no
                                             more than a 20% change in the
                                             maximum aggregate offering price
                                             set forth in the "Calculation of
                                             Registration Fee" table in the
                                             effective registration statement;
                                    (iii)    To include any material information
                                             with respect to the plan of
                                             distribution not previously
                                             disclosed in the Registration
                                             Statement or any material change to
                                             such information in the
                                             Registration Statement;

                                    provided, however, that paragraphs (a) (1)
                                    (i) and (a) (1) (ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or
                                    Section 15 (d) of the Exchange Act that are incorporated by reference in the Registration Statement.

                           (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
                           (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                  (b) That, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13 (a) or Section 15 (d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15 (d) of the Exchange
                           Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, and controlling persons of the Registrant pursuant to


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                           any provision or arrangement whereby the Registrant
                           may indemnify a director, officer or controlling person of the Registrant against liabilities arising under the Securities Act, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                  (d) The Registrant undertakes that it will submit and it has submitted the Lodgian, Inc., 401(k) Plan (the "Plan") and any restatement thereof, or amendments thereto to the IRS in a timely manner and has made and will make all changes required by the IRS in order to qualify the Plan under Section 401 of the Internal Revenue Code of 1986, as amended.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on the 24th day of August, 2001.

                                    Lodgian, Inc.



                                    By:    /s/ Karyn A. Gutierrez
                                           ------------------------------------
                                    Name:  Karyn A. Gutierrez
                                    Title: Executive Vice President
                                           and Chief Operating Officer


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

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THEE PRESENTS, that each person whose signature appears below constitutes and appoints Karyn A. Gutierrez, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                             Title                               Date
---------                             -----                               -----



/s/ Joseph C. Calabro
----------------------------------
Joseph C. Calabro                     Director and Chairman of the        August 24, 2001
                                      Board



/s/ Thomas Arasi
----------------------------------
Thomas Arasi                          Director, President and             August 24, 2001
                                      Chief Executive Officer



/s/ Charles E. Miller, Jr.
----------------------------------
Charles E. Miller, Jr.                Chief Accounting Officer and        August 24, 2001
                                      Corporate Controller



/s/ Karyn A. Gutierrez
----------------------------------
Karyn A. Gutierrez                    Executive Vice President            August 24, 2001
                                      and Chief Operating Officer



/s/ Robert Cole
----------------------------------
Robert Cole                           Director                            August 24, 2001



/s/ John M. Lang
----------------------------------
John M. Lang                          Director                            August 24, 2001


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



/s/ Peter R. Tyson
----------------------------------
Peter R. Tyson                        Director                            August 24, 2001


/s/ Richard H. Weiner
----------------------------------
Richard H. Weiner                     Director                            August 24, 2001


         Pursuant to the requirements of the Securities Act of 1933, the trustee of the Lodgian, Inc., 401(k) Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the city of Atlanta, State of Georgia, on August 24, 2001.


                                LODGIAN, INC., 401(k) PLAN



                                /s/ Karyn A. Gutierrez
                                -------------------------------------
                                KARYN A. GUTIERREZ


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                                INDEX TO EXHIBITS

                                                               Sequentially
                                                               -------------
Exhibit No.           Description                              Numbered Page
-----------           -----------                              -------------
4.3                   Lodgian, Inc., 401(k) Plan                    10

23.2 (1)              Consent of Arthur Andersen, LLP

23.2 (2)              Consent of Ernst & Young, LLP


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